UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2006


                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-25658                  84-1357927
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


                 Park 80 West, Plaza One, Saddle Brook, NJ 07663
              (Address of principal executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (201) 843 0222


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Condition

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------


         On April 20, 2006, Secured Digital Applications, Inc. issued a press release announcing its projected revenues for the first quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------



       (c)  Exhibits.

            99.1  Press release dated April 20, 2006.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURED DIGITAL APPLICATIONS, INC.



                                 By: /s/ Patrick Soon-Hock Lim
                                     -----------------------------

                                     Name:  Patrick Soon-Hock Lim
                                     Title:  Chairman & Chief Executive Officer


Date:  April 20, 2006





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                                INDEX TO EXHIBITS


Exhibit No.        Description

Exhibit 99.1       Press release dated April 20, 2006





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